Exhibit 10.23

                       COMMON STOCK PURCHASE AGREEMENT


      This Common Stock Purchase Agreement (the "Agreement") is made as of August 28, 1998, between Cardiovascular Diagnostics, Inc., a North Carolina corporation (the "Company"), and Chiron Diagnostics Corporation, a Delaware corporation (the "Purchaser").

      Section 1   Authorization and Sale of Common Stock

      1.1 Authorization. The Company has authorized the sale and issuance to Purchaser of up to 600,000 shares of its Common Stock, $.001 par value per share (the "Common Stock").

      1.2 Sale of Common Stock. Subject to the terms and conditions hereof, the Company will issue and sell to the Purchaser and the Purchaser will buy from the Company 600,000 shares of Common Stock (the "Shares") at a per share purchase price of $10.00 (the "Purchase Price Per Share"), for an aggregate purchase price of $6,000,000.

      Section 2   Closing Date; Delivery

      2.1 Closing Date. The Closing of the purchase and sale of the Shares hereunder (the "Closing") shall be held at the offices of Wyrick Robbins Yates & Ponton LLP, 4101 Lake Boone Trail, Suite 300, Raleigh, North Carolina, at 3:00 p.m. on August 28, 1998, or at such other time, date and place upon which the Company and the Purchaser shall mutually agree (the date of the Closing is hereinafter referred to as the "Closing Date").

      2.2 Delivery. At the Closing, the Company will deliver to the Purchaser a certificate or certificates representing the Shares against payment of the purchase price therefor by wire transfer of immediately available funds or by certified or cashier's check drawn on a United States bank, payable to the Company in the amount of the applicable purchase price. The certificate or certificates shall be subject to a legend restricting transfer under the Securities Act of 1933, as amended (the "Securities Act"), and referring to restrictions on transfer and rights of first refusal herein, such legend to be substantially as follows:

      The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended. Such shares may not be sold or transferred in the absence of such registration or an opinion of counsel satisfactory to the Company as to the availability of an exemption from registration.

      The shares represented by this certificate are subject to restrictions on transfer, including any sale, pledge or other hypothecation, set forth in an agreement between the Company and Chiron Diagnostics Corporation, a copy of which agreement may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company at the Company's principal executive offices.

      Section 3   Representations and Warranties of the Company

      Except as set forth on the Schedule of Exceptions attached hereto as Exhibit A, the Company hereby represents and warrants to the Purchaser as follows:

      3.1 Organization. The Company is a corporation duly organized and validly existing under the laws of the State of North Carolina and is in good standing under such laws. The Company has requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company. The Company has furnished to the Purchaser true and correct copies of its Articles of Incorporation and Bylaws as amended and will furnish upon request to the Purchaser true and correct copies of any amendments thereto through the term of this Agreement. The Company has one subsidiary, Coeur Laboratories, Inc., which is wholly-owned by the Company. References in Section 3 to the Company shall be deemed to include, where appropriate, and to be given separately with respect to, the Company and its subsidiary.

      3.2 Capitalization. The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, $.001 par value per share, of which 6,793,079 shares were issued and outstanding as of May 1, 1998 and 1,000,000 shares of Preferred Stock, $.001 par value per share, no shares of which are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable. The Company has reserved an additional 1,010,710 shares of its Common Stock for issuance to employees, officers, directors and consultants to the Company as may be determined by the Company's Board of Directors from time to time pursuant to its stock option plans, of which 878,190 shares were subject to outstanding options as of December 31, 1997. Except as set forth in the Company's materials filed with the Securities and Exchange Commission, ("SEC") or as provided or described in this Agreement, there are no other options, warrants, conversion privileges or other contractual rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities.

      3.3 Authorization. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of shares of Common Stock contemplated hereby, and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in

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accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Upon the issuance and delivery of the Shares as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable. Except as provided or described herein, the issuance and sale of the Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal in existence on the date hereof on behalf of any person.

      3.4 No Conflict. Subject to compliance with such filings as may be required to be made with the SEC, the National Association of Securities Dealers, Inc. ("NASD") and the North Carolina Secretary of State, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not result in any violation of, or default (with or without notice of lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation or Bylaws of the Company or any mortgage, indenture, lease or other agreement or instrument, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, its properties or assets, the effect of which would have a material adverse effect on the Company or materially impair or restrict its power to perform its obligations as contemplated hereby.

      3.5 Accuracy of Reports. All reports required to be filed by the Company within the year prior to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), have been duly filed, were in substantial compliance with the requirements of their respective forms, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      3.6 Governmental Consents, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement, the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the SEC, the NASD and the North Carolina Secretary of State.

      3.7 Litigation. Except as set forth in the Company's reports filed with the SEC, there is no pending or, to the best of the Company's knowledge, threatened lawsuit, administrative proceeding, arbitration, labor dispute or governmental investigation ("Litigation") affecting the Company or by which any material portion of its assets taken as a whole may be bound, and which Litigation if adversely determined would have a material adverse effect on the Company.

      3.8 Intellectual Property. The Company owns or has a valid right to use the Intellectual Property Rights being used to conduct its business as now operated and as now

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
proposed to be operated. The conduct of its business as now operated and as now proposed to be operated does not materially conflict with or infringe upon the intellectual property rights of others. No claim is pending or threatened against the Company and/or its officers, employees and consultants to the effect that any such Intellectual Property Right owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company. The Company is the exclusive owner of all right, title and interest in its material Intellectual Property Rights as purported to be owned by the Company, and such Intellectual Property Rights are valid and in full force and effect. Neither the Company, nor any of its employees or consultants has received notice of, and to the best of the Company's knowledge after reasonable investigation, there are no claims that the Company's Intellectual Property Rights or the use or ownership thereof by the Company infringes, violates or conflicts with any such right of any third party.

      For purposes of this Agreement, "Intellectual Property" means any and all, whether domestic or foreign, patents, patent applications, patent rights, trade secrets, confidential business information, formulae, processes, copyrights, software methodologies, claims of infringement against third parties, licenses, permits, license rights, contract rights with employees, consultants and third parties, joint venture rights or rights under any contract or agreement involving the license or transfer of technology (whether to or from the Company with third parties), trademarks, trademark rights, inventions and discoveries, and other such rights generally classified as intangible, intellectual property assets in accordance with generally accepted accounting principles.

      Notwithstanding anything to the contrary, each representation and warranty contained in this Section 3.8 is modified in its entirety by any information set forth in the Company's reports filed with the SEC, and by any information contained in the Boehringer Mannheim Corporation litigation materials previously furnished to the Purchaser.

      3.9   Environmental Liability.

            (a) Environmental Substance Liability. No event has occurred or condition exists or operating practice is being employed that could give rise to material liability on the part of the Company under any presently enacted federal, state, or local statute, or any regulation that has been promulgated pursuant thereto, or common law, as a result of or in connection with, the following:

            (i) the handling, storage, use, transportation or disposal of any Substances (as hereinafter defined) in or near or from facilities, by the Company; or

            (ii) any intentional or unintentional emission, discharge or release of any Substances in, from or near facilities of the Company into or upon the air, surface water, ground water or land.

            As used in this Agreement, the term Substances shall mean any pollutant, hazardous substance, hazardous material, hazardous waste or toxic waste, as

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

      defined in any presently enacted federal, state or local statute or any regulation that has been promulgated pursuant thereto.

            (b) Environmental Permits. The Company has obtained and is in material compliance with all registrations, permits, licenses, and approvals issued by or on behalf of any federal, state or local government body or agency ("Environmental Permits"), that are required in connection with the discharge or emission of Substances (as hereinabove defined) from the facilities used or owned by the Company or the generation, treatment, storage, transportation, or disposal of any such Substances. Such Environmental Permits are currently effective and sufficient for the ownership and operation of the facilities and the operations of the Company as currently conducted.

            Notwithstanding anything to the contrary, each representation and warranty contained in this Section 3.9 is modified in its entirety by any information set forth in the Company's reports filed with the SEC.

      3.10 Disclosure. All disclosures made in this Agreement are modified by any information set forth in the Company's reports filed with the SEC subject to such modifications, no representation or warranty of the Company contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

      Section 4   Representations and Warranties of the Purchaser

      The Purchaser hereby represents and warrants to the Company as follows:

      4.1 Investment. It will acquire the Shares and any other shares purchased from the Company pursuant to this Agreement for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. It understands that the Shares and any other shares purchased by the Purchaser from the Company pursuant to this Agreement have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of Purchaser's investment intent and the accuracy of the Purchaser's representations as expressed herein. By reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, it directly or indirectly, could be reasonably assumed to have the capacity to protect its own interest in connection with the purchase of the Shares from the Company at the Closing.

      4.2 Organization. The Purchaser is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted.

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      4.3 Authority. The Purchaser has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Subject to compliance with such filings as may be required to be made with the SEC and the NASD, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of any obligation under any provision of the Articles of Incorporation or Bylaws of the Purchaser or any mortgage, indenture, lease or other agreement or instrument, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser.

      4.4 Government Consents, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement, the purchase of the Shares, or the consummation of any other transaction contemplated hereby, except (a) such filings as may be required to be made with the SEC and the NASD and (b) the filing of such forms with the United States Department of Justice and the Federal Trade Commission as may be required under the HSR Act, and the expiration of any waiting periods thereunder.

      4.5 Investigation. The Purchaser has had a reasonable opportunity to discuss the Company's business, management and financial affairs with the Company's management and the Purchaser has received satisfactory responses from management of the Company to the Purchaser's inquiries.

      Section 5   Conditions to Obligations of Purchaser

      5.1 Conditions to Obligations of Purchaser. The Purchaser's obligation to purchase the Shares at the Closing is, at the option of the Purchaser, which may waive any such conditions to the extent permitted by law, subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a) Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

            (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

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
            (c) No Order Pending. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

            (d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Shares (except as otherwise provided in this Agreement).

      Section 6   Conditions to Obligations of Company

      6.1 Conditions to Obligations of Company. The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, which may waive any such conditions to the extent permitted by law, subject to the fulfillment on or prior to the Closing Date of the following conditions:

            (a) Representations and Warranties Correct. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

            (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

            (c) No Order Pending. There shall not then be in effect any order enjoining or restraining the transactions contemplated by this Agreement.

            (d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Shares (except as otherwise provided in this Agreement).

      Section 7   Covenants of the Company

      Until the termination of this Agreement in accordance with Section 11.1 hereof or of the particular covenant, as the case may be:

      7.1 No Objection. Provided the Purchaser is in compliance with and has performed all covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser, the Company shall not interpose any objection or take any legal action as a plaintiff in connection with the acquisition by the Purchaser of such number of shares of Common Stock as is permitted to be owned by the Purchaser pursuant to this Agreement.

      7.2 Sale of Shares. The Company shall take such action as is reasonably necessary, subject to compliance with applicable law, to issue and sell the Shares to the Purchaser.

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      7.3 Board of Directors. The Company shall be obligated to include in the slate of nominees recommended by the Company's Board of Directors or management to shareholders, for election as directors at the Company's next meeting of shareholders, one person designated by the Purchaser and reasonably acceptable to Company, in its sole discretion.

      7.4 Change in Control. In the event of a "change in control" of the Company through merger or consolidation (where the Company is not the surviving entity) or sale of all or substantially all of the Company's assets (in any such event, a "Change in Control"), if the price per share to be paid to shareholders of the Company in connection with the Change in Control (the "Change in Control Price Per Share") is less than the Purchase Price Per Share and the Purchaser is not in default under and has met its minimum purchase requirements for all Products under that certain Distribution Agreement dated August 28, 1998 between the Company and the Purchaser through the date of the Change in Control, then the Company shall be obligated to pay the Purchaser, for each Share purchased hereunder that the Purchaser then holds, an amount equal to the Purchase Price Per Share minus the Change in Control Price Per Share, such amount to be paid to the Purchaser in addition to the Change in Control Price Per Share to be received in connection with the Change in Control.

      7.5 Change of Control Transactions. In the event that the Company commences negotiations with respect to, or otherwise obtains knowledge of, a potential transaction that would involve a change of control of the Company, it will promptly notify Purchaser and will provide Purchaser with an opportunity to propose a change of control transaction in which the Purchaser or an affiliate thereof would be the acquiring company and, in connection therewith will provide Purchaser with all information and equivalent access to the management and Board of Directors (including any committee of the Board of Directors which may be formed to consider which a transaction) as is made available to any other proposed acquiring person.

      Notwithstanding anything to the contrary contained in this Section 7.5, the Company shall have no obligations under this Section 7.5 to the extent that the Board of Directors, in the exercise of its business judgment, determines that the obligations set forth in this Section 7.5 are not in the best interests of the Company or the shareholders of the Company. The obligations contained in this Section 7.5 shall terminate simultaneously with the termination of the distribution agreement between Company and Purchaser of even date herewith.

      7.6   Registration Rights.

      (a) Demand Registration Rights. At any time on or after the date hereof, but not more than twice, the Purchaser, provided the registration rights hereunder with respect to the Purchaser's Shares (which, for purposes of this Section 7.6, means (A) the Shares, (B) any shares of Common Stock acquired or permitted to be acquired pursuant to this Agreement and (C) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Common Stock described in clauses (A) and (B) above) have not lapsed as set forth in Section 7.6(i) hereof, may demand in writing that the Company effect a registration under the Securities Act of all or any portion (but not less than Shares with an

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aggregate fair market value of $1,000,000), of the Shares for the purpose of sale in the manner specified in such demand. Such demand shall also specify the number of Shares that the Purchaser wishes to have so registered. The Company shall, within 10 days of receipt of such demand, give written notice of such demand to all other holders of the Company's securities with contractual rights to have such securities registered under the Securities Act. Any such holder may, within 30 days of its receipt of such notice from the Company, give a written notice (the "Inclusion Notice") to the Company specifying the number of the Company's securities which such holder wishes to include in such registration. The Company shall prepare and file a registration statement on any available form of registration statement, for the public sale of the Shares and any other securities that are identified in and in accordance with the demand and all Inclusion Notices (such Shares and any other securities to be included in the registration are referred to collectively as the "Registrable Securities") as soon as practicable; provided, however, that if the Company shall furnish to the holders of Registrable Securities (including the Purchaser, the "Participating Holders") a certificate signed by the Chairman or President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for a registration statement to be filed, then the Company's obligation to file a registration statement shall be deferred for a reasonable period not to exceed 180 days from the date of such request. Upon written notice from the Company to the Participating Holders delivered within 30 days of a demand to register Registrable Securities under this Section 7.6(a), the Purchaser's right to demand registration pursuant to this Section 7.6(a) shall be suspended during the period commencing 90 days before the date estimated in writing by the Company to be the date of filing of a registration statement, and ending six months following the effective date (or withdrawal date) of a registration statement, for an underwritten public offering of the Common Stock.

      All Participating Holders (including the Purchaser) proposing to distribute securities through such registration shall enter into an underwriting agreement with the managing or lead managing underwriter in the form customarily used by such underwriter with such changes thereto as the parties thereto shall agree. If any Participating Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing or lead managing underwriter. Any Registrable Securities so withdrawn from such underwriting shall be withdrawn from such registration.

      Whenever a registration is demanded pursuant to this Section 7.6(a), unless a managing or lead managing underwriter objects thereto, the Company may include in such registration securities for offering by the Company and any other holder of securities, it being understood, however, that the Company's and such other holder's right of inclusion in such registration shall be subordinate to, and not pari passu with, the rights of the Participating Holders.

      If the managing underwriter thereof determines that the total number of shares of the Common Stock to be sold in such offering shall be limited due to market conditions or otherwise, the reduction in the total number of shares offered shall be made by first excluding any shares of selling stockholders who are not holders of contractual rights to have such shares registered under the Securities Act, then, if necessary, by reducing the total number of shares

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to be sold by the Company, and then, if necessary, by excluding pro rata (based on the number of Registrable Securities held) the Registrable Securities to be sold by the Participating Holders.

      (b) Registration Statement Information Relating to the Purchaser. The Purchaser shall promptly upon receipt of written request provide the Company or any underwriter or counsel participating or otherwise involved in such registration with any information relating to the Purchaser or the Registrable Securities that is reasonably required to be included in the registration statement or the prospectus, or any amendment thereof, relating to such offering or required to cause the registration to be declared and remain effective. Such information shall be submitted in writing, signed by the Purchaser, or a duly authorized representative or agent thereof, and shall state that the information is submitted specifically for the purpose of inclusion in the registration statement, prospectus, offering circular or other document related to the registration or qualification of the Registrable Securities pursuant to Section 7.6(a). If the Purchaser fails within a reasonable time to provide such information, the Company may exclude from such registration the Registrable Securities requested by the Purchaser to be included therein.

      (c) Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities of the Purchaser pursuant to Section 7.6(a), the Company will:

            (i) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become and remain effective as provided herein; provided, however, that in connection with any proposed registration intended to permit an offering of any securities from time to time (i.e., a so-called "shelf registration"), the Company shall in no event be obligated to cause any such registration to remain effective for more than 120 days;

            (ii) immediately notify the Purchaser, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and if it is necessary, in the opinion of counsel to the Company, to prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the Purchaser if the registration is effected in connection with an offering which is not underwritten, but in no event for more than (A) 120 days after the effective date of a registration that is not underwritten or that is

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      underwritten on a best efforts basis, or (B) for as long a period as is customary and is required by the underwriter in the case of a firmly underwritten offering;

            (iii) furnish to the Purchaser such number of copies of a prospectus, including a preliminary prospectus and any amendments and any supplements thereto, in conformity with the requirements of the Securities Act, as the Purchaser may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Purchaser;

            (iv) use reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions within the United States as the Purchaser shall reasonably request to enable the Purchaser to consummate the public sale or other disposition in such jurisdictions of the Registrable Securities owned by the Purchaser, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction in which it would not be required to so qualify but for such registration or qualification, (ii) to subject itself to taxation in any such jurisdiction, or (iii) to consent to general service of process in any such jurisdiction;

            (v) use its best efforts to furnish to the Purchaser who has included Registrable Securities in the registration a signed counterpart, addressed to the Purchaser, of (A) an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement, and (B) a "cold comfort" letter signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement dated the date of effectiveness of the registration statement and the date of the closing under the underwriting agreement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letters, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountants' letters, such other financial matters as the Purchaser may reasonably request;

            (vi) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
      Section 11(a) of the Securities Act;

            (vii) use its best efforts to list such Registrable Securities on each securities exchange or over-the-counter market on which shares of Common Stock are then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange and, if shares of Common Stock are not then listed on a securities exchange or over-the-counter market, to use its best efforts to cause such Registrable Securities to be listed on such securities exchange or over-the-counter market as the managing or lead managing underwriter shall reasonably request;

            (viii) use its best efforts to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

            (ix) issue to any underwriter to which the Purchaser may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing such Registrable Securities without restrictive legends.

      If requested by the managing or lead managing underwriter for any underwritten offering that includes any Registrable Securities, the Company will enter into an underwriting agreement with the underwriters of such offering, such agreement to contain such representations and warranties by the Company and such other terms and conditions as are contained in underwriting agreements customarily used by such managing or lead managing underwriter with such changes as the parties thereto shall agree, including, without limitation, provisions relating to indemnification and contribution in lieu thereof.

      During the effective period of any registration statement covering Registrable Securities, the Purchaser will not effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus until the Purchaser receives written notice from the Company that the registration statement or prospectus has been corrected or updated.

      At the end of the effective period of any registration statement covering any Registrable Securities, the Purchaser shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and the Purchaser shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

      (d) Expenses of Registration. Subject to the requirements of otherwise applicable state blue sky laws, all expenses incurred in effecting registration of any Registrable Securities pursuant to Section 7.6(a), including without limitation, all registration, qualification and filing fees, printing expenses, expenses of compliance with blue sky laws (excluding any such expenses incurred solely due to the Purchaser's request pursuant to Section 7.6(c)(iv)), reasonable fees and disbursements of counsel for the Company, and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, provided that the commissions and discounts of the underwriters applicable to the Registrable Securities shall be borne by the securityholders whose Registrable Securities are being registered pursuant to such registration, pro rata according to the value of their Registrable Securities sold under such registration.

      (f)   Indemnification.

            (i) In any registration in which the Purchaser participates, the Company will indemnify the Purchaser and each underwriter and selling broker for the Purchaser and each officer and director of the Purchaser and each person, if any, who controls the Purchaser or any such underwriter or broker within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary prospectus or amended preliminary prospectus or in the prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) as such may be amended or supplemented from time to time or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder or any state securities laws or regulations applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse the Purchaser and each such underwriter, broker and controlling person for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company in an instrument executed by the Purchaser or the underwriter for the Purchaser or any representative of the Purchaser or the underwriter for the Purchaser and stated to be specifically for use therein.

            (ii) In any registration in which the Purchaser participates, the Purchaser will indemnify the Company and its officers and directors, each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act and their respective successors and any underwriter for the Company for such registration and each other securityholder participating in the registration against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary prospectus or amended prospectus or in the prospectus, offering circular or other document incident to any registration statement, qualification or compliance (or in any related registration statement, notification or the like) as such may be amended or supplemented from time to time or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Company and each other person indemnified pursuant to this paragraph (ii) for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (ii) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in conformity with written information (including, without limitation, written negative responses to inquiries) furnished to the Company specifically for inclusion in the prospectus, offering circular, or other document incident to the registration statement by an instrument duly executed by the Purchaser or its representatives, and as to which the Company had no actual knowledge. Notwithstanding the foregoing, the liability of the Purchaser under this paragraph (ii) shall be limited to an amount equal to the aggregate proceeds received by the Purchaser from the sale of its shares in such registration, unless such liability arises out of or is based on willful conduct by the Purchaser.

            (iii) Each party entitled to indemnification hereunder (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7.6(e) except to the extent that the omission results from a failure of actual notice to the Indemnifying Party by the Indemnified Party and such Indemnifying Party is damaged solely as a result of the failure to give notice; and provided further, however, that the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnified Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

            (iv) The payments with respect to any indemnity required by this
      Section 7.6(e) shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, upon submission of supporting invoices or other claims for payment, including any calculations necessary to pro-rate any amounts payable pursuant to the indemnity.

      (f)   Contribution.

            (i) If the indemnification provided for in Section 7.6(e) hereof is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement) of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.6(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section 7.6(f) or in Section 7.6(e) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.


            (ii) Notwithstanding anything to the contrary contained herein, the obligation of the Purchaser to contribute pursuant to this Section 7.6(f) is several and not joint and the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the shares of the Purchaser were offered to the public exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue statement (or alleged untrue statement) or omission (or alleged omission).

            (iii) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (g) Rule 144 Requirements. The Company shall make whatever filings with the Commission or otherwise and undertake to make publicly available and available to the Purchaser, pursuant to Rule 144 of the Commission under the Securities Act (or any successor rule or regulation), such information as is necessary to enable the Purchaser to make sales of Registrable Securities pursuant to that Rule. The Company shall furnish to the Purchaser, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

      (h) Survival and Termination of Rights. The agreements and covenants contained in this Section 7.6 shall be continuing and shall survive any permitted transfer of the Shares. However, the rights of the Purchaser to cause the Company to register its Registrable Securities hereunder shall terminate with respect to such securities and such securities shall no longer be deemed to be Registrable Securities following a bona fide, firmly underwritten public offering of such Registrable Securities under the Securities Act or at such time as the Purchaser is able to dispose of all of its Registrable Securities in one three-month period pursuant to the provisions of Rule 144.



      Section 8   Covenants of the Purchaser

      Until the termination of this Agreement in accordance with Section 11.1 hereof or of the particular covenant, as the case may be:

      8.1   Limitation on Ownership of Voting Stock.

      (a) The Purchaser shall not (and shall not permit any subsidiary to directly or indirectly) acquire beneficial ownership of any Voting Stock, any securities convertible into or exchangeable for Voting Stock, or any other rights to acquire Voting Stock (except, in any case, by way of stock dividends or other distributions or offerings made available to holders of any Voting Stock generally) or authorize or make a tender, exchange or other offer, without the written consent of the Company, if the effect of such acquisition would be to increase the Voting Power of all Voting Stock then owned by the Purchaser or which it has a right to acquire to more than 20% of the Total Voting Power of the Company (as such terms are defined in Section 10).

      (b) Nothing in Section 8.1(a) above shall prevent the Purchaser from acquiring Voting Stock without regard to the limitation set forth therein (i) if an offer not approved by the Company's Board of Directors is made (as evidenced by the filing with the SEC of a Schedule 14D-1) by another person or group (which is not controlled by or under common control with the Purchaser) to purchase or exchange for cash or other consideration any Voting Stock which is a bona fide offer and which, if successful, would result in such person or group owning or having the right to acquire more than 40% of the Total Voting Power of the Company then in effect and such offer is not withdrawn, terminated or enjoined prior to the Purchaser acquiring Voting Stock in response thereto, or
(ii) if it is publicly disclosed or the Purchaser otherwise learns that another person or group has acquired any Voting Stock (or rights to acquire Voting Stock) without the affirmative support of the Company's Board of Directors, which results in such person or group owning or having the right to acquire Voting Stock with Total Voting Power of not less than 20%.

      8.2 Voting. The Purchaser shall take such action as may be required so that all shares of Voting Stock owned by the Purchaser are voted in favor of nominees to the Board of Directors of the Company in accordance with the recommendation of the Board of Directors. Unless the Company otherwise consents in writing, the Purchaser shall take such action as may be required so that all shares of Voting Stock owned by the Purchaser are voted in accordance with the recommendations of the Board of Directors on all other matters to be voted on by holders of Voting Stock; provided, however, that if the Purchaser disagrees with the Board's recommendation as to any matter (including the election of directors), the Voting Stock owned by Purchaser may be voted with respect to such matter in not less than the same proportion as the votes cast by the other holders of Voting Stock with respect to such matter; and provided further, that Voting Stock owned by the Purchaser may be voted as the Purchaser determines in its sole discretion on any Significant Event (as defined in Section 10) presented to be voted on by the holders of Voting Stock. The Purchaser, as the holder of shares of Voting Stock, shall be present, in person or by proxy, at all meetings of shareholders of the Company so that all shares of Voting Stock beneficially owned by the Purchaser may be counted for the purposes of determining the presence of a quorum at such meetings.

      8.3 Voting Trust, etc. The Purchaser shall not deposit any shares of Voting Stock in a voting trust or, except as otherwise provided herein, subject any Voting Stock to any arrangement or agreement with respect to the voting of such Voting Stock.

      8.4 Solicitation of Proxies. The Purchaser shall not solicit proxies with respect to any Voting Stock, and shall not become a "participant" in any "election contest" (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act relating to the election of directors of the Company).

      8.5 Acts in Concert with Others. The Purchaser shall not join a partnership, limited partnership, syndicate or other group, or otherwise act in concert with any third person, for the purpose of acquiring, holding, or disposing of Voting Stock.

      8.6   Restrictions on Transfer of Voting Stock.

      (a) The Purchaser shall not, directly or indirectly, sell or transfer any Voting Stock for a period of two years commencing with the Closing Date.

      (b) Subject to Section 8.6(a), the Purchaser shall not, directly or indirectly, sell or transfer any Voting Stock except:

              (i) to the Company or any person or group approved by the Company;

             (ii) to a corporation of which the Purchaser owns not less than 80% of the Total Voting Power entitled to be cast in the election of directors and which is not a direct competitor with the Company (a "Controlled Corporation"), as long as such Controlled Corporation agrees to hold such Voting Stock subject to all the provisions of this Agreement, including this Section 8.6, and agrees to transfer such Voting Stock to the Purchaser or another Controlled Corporation of the Purchaser if it ceases to be a Controlled Corporation of the Purchaser;

            (iii) pursuant to Rule 144 under the Securities Act (but only to the extent the sale or transfer of Voting Stock at any time is in compliance with the volume limitations of paragraph (e) thereunder);

             (iv) subject to the Company's right of first refusal as set forth in Section 9.1 hereof, pursuant to an effective registration statement under the 1933 Securities Act or in transactions not otherwise described herein as long as such transactions do not, directly or indirectly, individually or in the aggregate, result, to the best knowledge of the Purchaser, after reasonable inquiry, in any single person or group owning or having the right to acquire Voting Stock representing 5% or more of the Total Voting Power of the Company then in effect;

              (v) in response to (A) an offer to purchase or exchange for cash or other consideration any Voting Stock (I) which is made by or on behalf of the Company, or (II) which is made by another person or group and is not opposed by the Board of Directors of the Company within the time such Board is required, pursuant to regulations under the Exchange Act, to advise the Company's shareholders of such Board's position on such offer, or (B) subject to the Company's rights of first refusal as set forth in
      Section 9.1, any other offer made by another person or group to purchase or exchange for cash or other consideration any Voting Stock which, if successful, would result in such person or group owning or having the right to acquire Voting Stock representing more than 50% of the Total Voting Power of the Company then in effect;

             (vi) pursuant to a bona fide pledge of such Voting Stock to an institutional lender to secure a loan, guarantee or other financial support, provided that such lender agrees to hold such Voting Stock subject to all provisions of this Agreement and any sale or disposition by such lender of such pledged Voting Stock shall be subject to the limitations of this Section 8.6;

            (vii) in the event of a merger or consolidation in which the holders of Voting Stock of the Company prior to the merger or consolidation cease to hold at least 51% of the Voting Stock of the surviving entity; or

           (viii) pursuant to a plan of liquidation of the Company.

Any shares permitted to be sold hereunder shall be free and clear of the restrictions contained in this Agreement.

      8.7 Confidential Information. The Company from time to time may disclose to the Purchaser pursuant to this Agreement certain technical and nontechnical business information which the Company deems to be confidential. Notwithstanding any other provision of this Agreement, including provisions regarding the termination of this Agreement or particular terms of this Agreement, the Purchaser shall not disclose such information to third parties until the earliest of (i) the date upon which such information becomes public knowledge through no fault of the Purchaser, (ii) the date upon which the Company discloses such information to a third party on an unrestricted basis, (iii) the date such information is required to be disclosed by law or a court of competent jurisdiction, or (iv) the fifth anniversary of the date of disclosure. In the event that the Purchaser or any of its representatives is requested or required to disclose any of the confidential information referred to above, the Purchaser will provide the Company with prompt notice of such request or requirement so that the Company may seek a protective order or waive the Purchaser's compliance with this Section, as appropriate. The Purchaser further acknowledges and understands that any information so obtained which may be considered "inside" nonpublic information will not be utilized by the Purchaser in connection with purchases and/or sales of the Company's securities except in compliance with applicable state and federal securities laws.

      8.8 Company Right of Repurchase. If at any time there is a Change in Control of the Purchaser, other than in connection with the transaction between the Purchaser and one of the two Delta candidates confidentially disclosed to the Company under separate cover, and other than a Change of Control of Purchaser involving another entity having any operations related to rapid coagulation monitoring systems, then the Company shall have the right to purchase all, but not a part of, the Voting Stock then beneficially owned by the Purchaser and its subsidiaries upon or prior to the effective date of the Change in Control of the Purchaser. The purchase price per share of such Voting Stock shall be the Average Market Price (as defined below) as of the date of the Company's exercise of its right to repurchase. The Company may assign its right of repurchase under this Section to any other person or persons; provided, however, that the Company shall provide to the Purchaser not less than three business days prior notice of such assignment. "Average Market Price" of any security at any date shall be the average of the closing prices for a share or other single unit of such security on the 30 consecutive trading days ending on the trading date last preceding the date of determination of such price on the principal national securities exchange on which such security is listed, or, if such security is not listed on any national securities exchange, the average of the closing sales prices for a share of such security on the National Association of Securities Dealers Automated Quotation Systems ("NASDAQ") or, if such closing sales prices shall not be reported on NASDAQ, the average of the mean between the closing bid and asked prices of a share of such security in such case as reported by The Wall Street Journal, or, if such prices shall not be so reported, as the same shall be reported by the National Quotation Bureau Incorporated, or, in all other cases, the value as determined by a single nationally recognized investment banking firm jointly selected by the Company and the Purchaser. For this purpose, the parties shall use their best efforts to cause any determination of the value to be made within 10 business days after the date on which the value is to be measured. The determination by the investment banking firm selected in the manner set forth above shall be conclusive.

      8.9 Acquisition of Stock. The Purchaser shall advise management of the Company as to the Purchaser's acquisition of any additional shares of Voting Stock, or rights thereto, in writing within 10 calendar days following any such acquisition. All of the Purchaser's purchases of Voting Stock shall be in compliance with applicable laws and regulations and the provisions of this Agreement.

      Section 9   Company Right of First Refusal

      Until the termination of this Agreement in accordance with Section 11.1 hereof or of the particular covenant:

      9.1 Right of First Refusal. Prior to making any sale or transfer of Voting Stock of the Company pursuant to Section 8.6(b)(iv), the Purchaser shall give the Company the opportunity to purchase such Voting Stock in the following manner:

            (a) The Purchaser shall give notice (the "Transfer Notice") to the Company in writing of such intention specifying the approximate number of the proposed purchasers or transferees, the amount of Voting Stock proposed to be sold or transferred, the proposed price per share therefor (the "Transfer Price") and the other material terms upon which such disposition is proposed to be made.

            (b) The Company shall have the right, exercisable by written notice given by the Company to the Purchaser within 30 days after receipt of such Transfer Notice, to purchase all but not part of the Voting Stock specified in such Transfer Notice for cash per share equal to the Transfer Price.

            (c) If the Company exercises its right of first refusal hereunder, the closing of the purchase of the Voting Stock with respect to which such right has been exercised shall take place within 60 calendar days after the Company receives notice, which period of time shall be extended if necessary in order to comply with any applicable laws and regulations. Upon exercise of its right of first refusal, the Company and the Purchaser shall be legally obligated to consummate the purchase contemplated thereby and shall use their best efforts to secure any approvals required in connection therewith.

            (d) If the Company does not exercise its right of first refusal hereunder within the time specified for such exercise, the Purchaser shall be free, during the period of 90 calendar days following the expiration of such time for exercise, to sell the Voting Stock specified in such Transfer Notice and if no sale occurs within such time period, the Voting Stock shall again be subject to the provisions of this Section 9.1. The Purchaser's transferee shall acquire such Voting Stock free from any of the provisions of this Agreement; however, such Voting Stock shall be subject to any restrictions imposed under applicable securities laws.

            (e) Notwithstanding anything to the contrary contained in this
      Section 9.1, if Purchaser intends to sell or transfer any Voting Stock of the Company pursuant to Section 8.6(b)(iv), and such proposed sale or transfer is to an institutional purchaser approved by the Company at or above the Average Market Price, then the Company must exercise its right of first refusal, if at all, within ten (10) business days of receipt of the Transfer Notice, and if not, the proposed transfer shall thereafter be subject to the provisions of subparagraph 9.1(d) above.

      9.2 Tender Offer Sale. Prior to making any sale or exchange of Voting Stock pursuant to Section 8.6(b)(v)(B) in response to a tender or exchange offer, the Purchaser shall give the Company the opportunity to purchase such Voting Stock in the following manner:

            (a) The Purchaser shall give notice (the "Tender Notice") to the Company in writing of such intention no later than 10 calendar days prior to the latest time by which Voting Stock must be tendered in order to be accepted pursuant to such offer or to qualify for any proration applicable to such offer (the "Tender Date"), specifying the amount of Voting Stock proposed to be tendered. For purposes hereof, a tender offer to purchase Voting Stock shall be deemed to be an offer at the price specified therein, without regard to any provisions thereof with respect to proration or conditions to the offeror's obligation to purchase (assuming such conditions are not impossible of performance when the offer is made, without giving effect to the Company's right of first refusal).

            (b) If the Tender Notice is given, the Company shall have the right, exercisable by giving notice to the Purchaser at least two business days prior to the Tender Date, to purchase all but not part of the Voting Stock specified in the Tender Notice for cash. If the Company exercises such right by giving such notice, the closing of the purchase of such Voting Stock shall take place not later than one business day prior to the Tender Date; provided, however, that if the purchase price specified in the tender offer includes any property other than cash, the value of any property included in the purchase price shall be jointly determined by a nationally recognized investment banking firm selected by each party or, in the event such firms are unable to agree, a third nationally recognized investment banking firm to be selected by such two firms. For this purpose:

            (c) The parties shall use their best efforts to cause any determination of the value of any securities included in the purchase price to be made within three business days after the date of delivery of the Tender Notice. If the firms selected by the Purchaser and the Company are unable to agree upon the value of any such securities within such three-day period, the firms shall promptly select a third firm whose determination shall be made promptly and shall be conclusive.

            (d) The parties shall use their best efforts to cause any determination of the value of property other than securities to be made within four business days after the date of delivery of the Tender Notice. If the firms selected by the Purchaser and the Company are unable to agree upon a value within such four-day period, the firms shall promptly select a third firm whose determination shall be made promptly and shall be conclusive.

            (e) The purchase price to be paid by the Company pursuant to this
      Section 9.2 shall be (x) if such tender offer is consummated, the purchase price that the

      Purchaser would have received if it had tendered the Voting Stock purchased by the Company and all such Voting Stock had been purchased in such tender offer, including any increases in the price paid by the tender offeror after exercise by the Company of its right of first refusal hereunder, or (y) if such tender offer is not consummated, the highest bona fide price offered pursuant thereto, in each case with property, if any, to be valued as aforesaid. Each party shall bear the cost of its own investment banking firm and the parties shall share the cost of any third firm selected hereunder.

            (f) If the Company does not exercise such right by giving such notice or fails to complete the purchase, then the Purchaser shall be free to accept the tender offer with respect to which the Tender Notice was given.

            (g) If the Company does not purchase the shares, the Company will provide such assurance as the tender offeror shall reasonably request to provide the tender offeror with certificates for the Purchaser's shares without legends referring to this Agreement.

      9.3 Assignment of Rights. In the event that the Company elects to exercise a right of first refusal under this Section 9, the Company may specify, prior to closing such purchase and upon not less than three business days prior notice to the Purchaser, another person as its designee to purchase the Voting Stock to which such notice relates. If the Company shall designate another person as the purchaser pursuant to this Section 9, the giving of notice of acceptance of the right of first refusal by the Company shall constitute a legally binding obligation of the Company to complete such purchase if such designee shall fail to do so.

      Section 10  Definitions

      10.1 Certain Definitions. As used in this Agreement:

            (a) The term "Total Voting Power of the Company" means the total number of votes which may be cast in the election of directors of the Company at any meeting of shareholders of the Company if all securities entitled to vote in the election of directors of the Company were present and voted at such meeting (other than votes that may be cast only upon the happening of a contingency).

            (b) The term "Voting Stock" means the Common Stock, Preferred Stock and any other securities issued by the Company having the ordinary power to vote in the election of directors of the Company (other than securities having such power only upon the happening of a contingency).

            (c) The term "Significant Event" means (i) a disposition of the Company (by way of merger, disposition of all or substantially all assets or otherwise), (ii) a liquidation or dissolution of the Company, (iii) any vote pursuant to any provision of law or the Company's Certificate of Incorporation or Bylaws requiring or permitting shareholders to approve any business combination proposed by or with another person or its affiliates which have acquired a certain percentage of the Company's shares or to

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
      grant voting rights to such person or to waive or adopt provisions requiring such a vote, or (iv) any transaction the effect of which is to cause the Voting Stock of the Company to be neither listed on any national securities exchange nor authorized to be quoted on any national inter-dealer quotation system.

            (d) "Change in Control of the Purchaser" shall mean any of the following: (i) a merger or consolidation to which the Purchaser is a party if the shareholders of the Purchaser immediately prior to the effective date of such merger or consolidation have beneficial ownership of voting securities representing less than 50% of the Total Voting Power of the surviving corporation following such merger or consolidation; (ii) an acquisition by any person, entity or group of direct or indirect beneficial ownership of voting securities of the Purchaser representing 40% or more of the Total Voting Power of Purchaser then issued and outstanding; (iii) a sale of all or substantially all the assets of Purchaser; (iv) a liquidation of Purchaser; or (v) a change in the composition of the Board of Directors of Purchaser such that during any consecutive 24-month period, directors who are members of the Board at the beginning of such 24-month period, or their successors who were elected, nominated or recommended by at least a majority of the Board of Directors as constituted at the time of their appointment to the Board, cease to constitute at least a majority of the Board of Directors.

            (e) The term "group" shall have the meaning comprehended by Section 13(d)(3) of the Exchange Act and the rules and regulations promulgated thereunder.

            (f) The term "person" shall mean any person, individual, corporation, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

      Section 11  Miscellaneous

      11.1 Termination of Agreement.

      (a) The Company may terminate its obligation to perform or observe any of its covenants and agreements hereunder if the Purchaser violates any of the covenants or agreements of the Purchaser under this Agreement or the distribution agreement between Purchaser and Company of even date herewith, and the Purchaser may terminate its obligations to perform or observe any of its covenants and agreements hereunder if the Company violates or fails to perform any of the covenants or agreements of the Company under this Agreement; provided, however, that the Company or the Purchaser, as the case may be, may not terminate any of its obligations under this Agreement pursuant to this sentence unless it shall have delivered written notice of such default to the other party and such default shall not have been cured within 30 calendar days after the delivery of such notice.

      (b) From and after the termination of this Agreement, the covenants, obligations and agreements of the parties set forth herein shall be of no further force or effect and the parties shall be under no further obligation with respect thereto.

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
      (c) Notwithstanding the provisions of this Section 11.1, the respective obligations of the Company and the Purchaser under Section 8.7 of this Agreement shall survive any termination of this Agreement.

      11.2 Best Efforts. As long as the other party hereto is not in default of any material obligation under this Agreement, each of the Company and the Purchaser shall use its best efforts to take all actions required under any law, rule or regulation adopted subsequent to the date hereto in order that the respective agreements and covenants of the parties hereto may be carried out on a timely basis in the manner contemplated by this Agreement.

      11.3 Governing Law. This Agreement shall be governed in all respects by the laws of the State of North Carolina as applied to contracts entered into solely between residents of, and to be performed entirely within, such state.

      11.4 Survival. The representations and warranties in Sections 3 and 4 of this Agreement shall survive any investigation made by the Purchaser or the Company and the Closing, and shall expire one year after the Closing; provided that such representations and warranties shall not be construed so as to constitute representations and warranties concerning circumstances existing after the date of this Agreement (except for the representation made in Section
4.1 hereof which shall be deemed to be made by the Purchaser in connection with each purchase of shares purchased from the Company pursuant to this Agreement).

      11.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Except as otherwise provided in this Agreement, this Agreement may not be assigned by a party without the prior written consent of the other party except by operation of law, in which case the assignee shall be subject to all of the provisions of this Agreement. The Purchaser may not assign this Agreement to any pledgee of its shares of Common Stock.

      11.6 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

      11.7 Notices and Dates. Any notice or other communication given under this Agreement shall be sufficient if in writing and delivered by hand, by messenger or by courier, or transmitted by facsimile, to a party at its address set forth below (or at such other address as shall be designated for such purpose by such party in a written notice to the other party hereto):

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
            if to the Company, to it at:

                  Cardiovascular Diagnostics, Inc.
                  5301 Departure Drive
                  Raleigh, North Carolina  27604
                  Attention:  President
                  Fax:  (919) 954-9932

            with a copy to:

                  Larry E. Robbins, Esq.
                  Wyrick Robbins Yates & Ponton, LLP
                  4101 Lake Boone Trail, Suite 300
                  Raleigh, North Carolina  27607
                  Fax:  (919) 781-4865


            if to Purchaser, to it at:

                  Chiron Diagnostics Corporation
                  63 North Street
                  Medfield, Massachusetts  02052
                  Attention: Senior Vice President and General Manager Critical Care
                  Fax:  (508) 359-3115

            with a copy to:

                  Chiron Diagnostics Corporation
                  63 North Street
                  Medfield, Massachusetts  02052
                  Attention: General Counsel
                  Fax:  (508) 359-3885


Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, by messenger or by courier, or, if sent by facsimile, upon confirmation of receipt.

      11.8 Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such damage would not be compensable in money damages and that it would be extremely difficult or impracticable to measure the resultant damages. It is accordingly agreed that any party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of the Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it may be entitled at law or equity, and such party that is sued for breach of this Agreement expressly waives any defense that a remedy in damages would be adequate and expressly waives any requirement in an action for specific performance for the posting of a bond by the party bringing such action.

      11.9 Further Assurances. The parties hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request from time to time in order to carry out the intent and purposes of this Agreement and the consummation of the transactions contemplated hereby. Neither the Company nor the Purchaser shall voluntarily undertake any course of action inconsistent with satisfaction of the requirements applicable to them set forth in this Agreement and each shall promptly do all such acts and take all such measures as may be appropriate to enable them to perform as early as practicable the obligations herein required to be performed by them.

      11.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

      11.11 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that no such severability shall be effective if it materially changes the economic impact of this Agreement on any party.

      11.12 Captions. Headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be relied upon in construing this Agreement. Use of any gender herein to refer to any person shall be deemed to comprehend masculine, feminine and neuter unless the context clearly requires otherwise.

      11.13 Public Statements. The Company and the Purchaser agree not to issue any public statement with respect to the Purchaser's investment or proposed investment in the Company or the terms of any agreement or covenant among them without the other party's reasonable prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation or, in the case of the Company, except as necessary to pursue discussions with other strategic investors.

      11.14 Brokers.

      (a) The Company has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Company hereby agrees to indemnify and hold harmless the Purchaser from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Company hereunder.

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
      (b) The Purchaser has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owning to any such person or firm acting on behalf of the Purchaser hereunder.

      11.15 Costs and Expenses. Each party hereto shall pay its own costs and expenses incurred in connection herewith, including the fees of its counsel, auditors and other representatives, whether or not the transactions contemplated herein are consummated.

      11.16 No Third-Party Rights. Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement except for such rights as may exist by virtue of any contract or other agreement existing on the date hereof.

      11.17 Attorneys' Fees. The prevailing party in any litigation between the Purchaser and the Company involving this Agreement shall be entitled to recover from the other party its reasonable attorneys' fees and costs.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date first above written.

                                    CARDIOVASCULAR DIAGNOSTICS, INC.



                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________




                                    CHIRON DIAGNOSTICS CORPORATION



                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

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